Exhibit 99


UNION CARBIDE
NEWS RELEASE


CONTACT: Sean S. Clancy
(203) 794-6976


                     UNION CARBIDE REPORTS 2nd QUARTER EARNINGS

	DANBURY, Conn., July 26 -- Union Carbide Corporation (UCC) today reported second quarter 1999 earnings of $0.41 per diluted share, compared to $0.52 per diluted share before the cumulative effect of a change in accounting principle in the prior quarter and $0.85 per diluted share in the second quarter of 1998.

     Net income for the quarter totaled $56 million, compared to $71 million in the prior quarter before the cumulative effect of a change in accounting principle and $118 million for last year's second quarter. Sales in the second quarter totaled $1.418 billion, compared to $1.402 billion in the prior quarter and $1.459 billion for the second quarter of 1998.

     "The quarter unfolded as we anticipated it might," said UCC Chairman and CEO William H. Joyce. "We were affected by rapidly rising feedstock costs early in the quarter that could not be passed along quickly enough through higher selling prices, plus we experienced weak partnership results. Licensing income, while strong, declined from the high levels realized in the first quarter. On the positive side, fixed cost productivity and volume were excellent. Income was also favorably affected by a $12 million net ($9 million after taxes) litigation settlement related to licensing and reduced losses from corporate investments carried at equity versus the first quarter.

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1999
P3-01-009

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     "Prospects for improved third quarter earnings appear encouraging based upon current conditions," Dr. Joyce continued. "We expect strong demand through the quarter for all businesses and increased product selling prices in the Basic Chemicals & Polymers (BC&P) segment. Raw material feedstock prices are expected to rise, but only slightly over second quarter levels. While we will feel the impact of higher raw material prices and transfer costs in the Specialties & Intermediate (S&I) segment, we will benefit from a pre-tax gain of $38 million from the settlement of litigation in the licensing business. Additionally, our corporate investments carried at equity are expecting to benefit from improved selling prices."

     The S&I segment reported an operating profit of $182 million for the second quarter of 1999, including the previously cited $12 million litigation gain, compared to $203 million in the prior quarter and $166 million in the same period a year ago. Dr. Joyce stated increased raw material costs combined with lower product selling prices, and poorer results from the UOP partnership, contributed to the decline in operating profit versus the first quarter of 1999.

     The BC&P segment reported an operating loss of $46 million for the second quarter of 1999, compared to an operating loss of $38 million in the prior quarter and an operating profit of $42 million in the 1998 second quarter. Increases in raw material feedstock prices negatively affected the segment's operating profit, but a small increase in product selling prices over first quarter levels helped to offset some of the impact.

     Net income for the first six months of 1999 was $107 million, or $0.79 per diluted share. This compares to $260 million, or $1.86 per diluted share, for the same period a year ago. Worldwide net sales for the first six months of 1999 were $2.820 billion, compared to $3.020 billion for the first half of 1998.

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     Union Carbide is a worldwide chemicals company with advanced process technologies and large-scale chemical production facilities.

     Specialties & Intermediates -- Union Carbide is the leading North American supplier of solvents and intermediates to the paint and coatings industry; the leading licensor of several technologies; and a leading supplier of specialty chemicals, polymers and services used in the personal care products, pharmaceuticals, automotive, wire and cable, oil and gas and industrial lubricants industries.

     Basic Chemicals & Polymers -- Union Carbide is among the largest manufacturers of polyethylene, the world's most widely used plastic, and the technology leader in this industry; and a large manufacturer of polypropylene, one of the world's fastest-growing, large-volume plastics. UCC is also the world's largest producer of ethylene oxide and its derivative ethylene glycol, used for polyester fiber, resin and film, automotive antifreeze and other products.

      Cautionary Statement for Purposes of the "Safe Harbor" Provisions
            Of the Private Securities Litigation Act of 1995

     Those statements in the preceding pages that do not reflect historical information are forward-looking statements. Forward-looking statements include statements concerning anticipated future events or performance, product prices, cost improvements, raw material costs, volume increases, and earnings expectations. Naturally, such forward-looking statements are subject to risks and uncertainties. In addition to all specific assumptions cited, important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include: the supply/demand balance for the corporation's products; customer inventory levels; competitive pricing pressures; feedstock availability and costs; changes in industry production capacities and operating rates; currency exchange rates; interest rates; global economic conditions; disruption in transportation facilities; competitive technology positions; failure by the corporation to achieve technology objectives, achieve cost reduction targets or complete projects on schedule and on budget; and an inability to obtain new customers or retain existing ones.



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
                              UNION CARBIDE CORPORATION AND SUBSIDIARIES
                              CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                                                            Quarter Ended
                                                                 June 30,     Mar. 31,      June 30,
Millions of Dollars, Except Per Share Amounts                      1999         1999          1998
NET SALES                                                         $1,418       $1,402        $1,459
   Cost of sales, exclusive of depreciation and amortization       1,115        1,042         1,087
   Research and development                                           39           37            36
   Selling, administrative and other expenses (a)                     57           70            72
   Depreciation and amortization                                      95          104            98
   Partnership income (loss)                                          (4)           6            27
   Other income - net                                                 27           14            10
INCOME BEFORE INTEREST EXPENSE AND PROVISION
   FOR INCOME TAXES                                                  135          169           203
   Interest expense                                                   35           31            29
INCOME BEFORE PROVISION FOR INCOME TAXES                             100          138           174
   Provision for income taxes                                         25           34            51
INCOME OF CONSOLIDATED COMPANIES AND PARTNERSHIPS                     75          104           123
   Minority interest                                                   1            1             1
   Loss from corporate investments carried at equity                  18           32             4
INCOME BEFORE CUMULATIVE EFFECT OF
   CHANGE IN ACCOUNTING PRINCIPLE                                     56           71           118
   Cumulative effect of change in accounting principle                 -          (20)            -
NET INCOME                                                        $   56       $   51        $  118

Earnings per common share
   Basic  - Income before cumulative effect of
              change in accounting principle                      $ 0.42       $ 0.53        $ 0.87
          - Cumulative effect of change in accounting
              principle                                                -        (0.14)            -
          - Net income                                            $ 0.42       $ 0.39        $ 0.87
   Based on the indicated number of shares                   133,088,173  132,848,490   136,132,527

   Diluted - Income before cumulative effect of
               change in accounting principle                     $ 0.41       $ 0.52        $ 0.85
           -  Cumulative effect of change in accounting
               principle                                               -        (0.14)            -
           -  Net income                                          $ 0.41       $ 0.38        $ 0.85
   Based on the indicated number of shares                   136,453,663  135,710,019   139,905,442


(a)  Selling                                                      $   23       $   23        $   23
     Administrative                                                   16           25            29
     Other expenses                                                   18           22            20
     Total                                                        $   57       $   70        $   72

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
                               UNION CARBIDE CORPORATION AND SUBSIDIARIES
                              CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                                                              Six Months Ended
                                                                                   June 30,
Millions of Dollars, Except Per Share Amounts                                 1999          1998
NET SALES                                                                   $2,820        $3,020
    Cost of sales, exclusive of depreciation and amortization                2,157         2,248
    Research and development                                                    76            73
    Selling, administrative and other expenses (a)                             127           156
    Depreciation and amortization                                              199           193
    Partnership income                                                           2            64
    Other income - net                                                          41            21
INCOME BEFORE INTEREST EXPENSE AND PROVISION FOR INCOME TAXES                  304           435
    Interest expense                                                            66            56
INCOME BEFORE PROVISION FOR INCOME TAXES                                       238           379
    Provision for income taxes                                                  59           110
INCOME OF CONSOLIDATED COMPANIES AND PARTNERSHIPS                              179           269
    Minority interest                                                            2             2
    Loss from corporate investments carried at equity                           50             7
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE
    IN ACCOUNTING PRINCIPLE                                                    127           260
    Cumulative effect of change in accounting principle                        (20)            -
NET INCOME                                                                  $  107        $  260

Earnings per common share
    Basic - Income before cumulative effect of
              change in accounting principle                                $ 0.95        $ 1.91
          - Cumulative effect of change in accounting principle              (0.15)            -
          - Net income                                                      $ 0.80        $ 1.91
    Based on the indicated number of shares                            132,968,994   136,502,193

    Diluted - Income before cumulative effect of
                change in accounting principle                              $ 0.93        $ 1.86
            - Cumulative effect of change in accounting principle            (0.14)            -
            - Net income                                                    $ 0.79        $ 1.86
    Based on the indicated number of shares                            136,082,504   140,155,776


(a) Selling                                                                 $   46        $   49
    Administrative                                                              41            58
    Other expenses                                                              40            49
    Total                                                                   $  127        $  156

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
                                UNION CARBIDE CORPORATION AND SUBSIDIARIES
                                              SEGMENT DATA

                                                                         Quarter Ended
                                                           June 30,          Mar. 31,        June 30,
Millions of dollars                                          1999              1999            1998
SALES

Specialties & Intermediates                                $1,036            $1,034          $1,060
Basic Chemicals & Polymers                                    436               421             480
Intersegment Eliminations                                     (54)              (53)            (81)

               Total                                       $1,418            $1,402          $1,459


OPERATING PROFIT (LOSS)

Specialties & Intermediates                                $  182            $  203          $  166
Basic Chemicals & Polymers                                    (46)              (38)             42
Other                                                          (1)                4              (5)

               Total                                       $  135            $  169          $  203


DEPRECIATION AND AMORTIZATION

Specialties & Intermediates                                $   62            $   63          $   61
Basic Chemicals & Polymers                                     33                41              37

               Total                                       $   95            $  104          $   98


CAPITAL EXPENDITURES

Specialties & Intermediates                                $   93            $   69          $  131
Basic Chemicals & Polymers                                    115               104              80

                Total                                      $  208            $  173          $  211


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
                              UNION CARBIDE CORPORATION AND SUBSIDIARIES
                                            SEGMENT DATA

                                                                Six Months Ended June 30,
Millions of dollars                                               1999             1998
SALES

Specialties & Intermediates                                     $2,070           $2,180
Basic Chemicals & Polymers                                         857              998
Intersegment Eliminations                                         (107)            (158)

               Total                                            $2,820           $3,020


OPERATING PROFIT (LOSS)

Specialties & Intermediates                                     $  385           $  368
Basic Chemicals & Polymers                                         (84)              78
Other                                                                3              (11)

               Total                                            $  304           $  435


DEPRECIATION AND AMORTIZATION

Specialties & Intermediates                                     $  125           $  121
Basic Chemicals & Polymers                                          74               72

               Total                                            $  199           $  193


CAPITAL EXPENDITURES

Specialties & Intermediates                                     $  162           $  221
Basic Chemicals & Polymers                                         219              136

               Total                                            $  381           $  357

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